COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended December 31, 2009
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	5

Funds From Operations	6

Condensed Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income and Funds From Operations — Supplemental Detail	9

Development Pipeline	16

Portfolio Listing	17

Same Property Information	20

Square Feet Expiring:
Office	21
Retail	22
Industrial	23

Top 25 Largest Tenants	24

Inventory of Land Held	25

Inventory of Residential Lots	27

Inventory of Multi-Family Units Held for Sale	29

Debt Outstanding	30

Reconciliations of Non-GAAP Financial Measures	31

Discussion of Non-GAAP Financial Measures	36
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential and condominium markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the risks identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the Company’s Current Report on Form 8-K filed on September 14, 2009. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
     FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1150	(404) 407-1984
jimfleming@cousinsproperties.com	camerongolden@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER AND YEAR ENDED DECEMBER 31, 2009
     ATLANTA (February 8, 2010) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three months and year ended December 31, 2009. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
     Funds from Operations Available to Common Stockholders (“FFO”) for the fourth quarter of 2009 was $11.5 million, or $0.11 per share, before separation and non-cash impairment and valuation charges discussed below, compared with FFO of $10.2 million, or $0.20 per share, for the fourth quarter of 2008. FFO was $50.1 million, or $0.77 per share, before such charges for the year ended December 31, 2009, compared with $61.0 million, or $1.18 per share, for the same period in 2008.
     Net Income (Loss) Available to Common Stockholders (“Net Income (Loss) Available”) was $(3.6) million, or $(0.04) per share, before such separation and non-cash impairment and valuation charges for the fourth quarter of 2009 compared with $(4.1) million, or $(0.08) per share, for the fourth quarter of 2008. Net Income Available was $156.4 million, or $2.39 per share, before such charges for the year ended December 31, 2009, compared with $7.6 million, or $0.15 per share, for the same period in 2008. The Company recorded $137.9 million of separation and non-cash impairment and valuation charges during the second and third quarters of 2009 and $4.2 million of such charges during the fourth quarter of 2009.
     Including the separation and non-cash impairment and valuation charges, FFO was $7.3 million, or $0.07 per share, for the fourth quarter of 2009 and a loss of $(92.0) million, or $(1.40) per share, for the year ended December 31, 2009. Net Loss Available, after such separation and non-cash charges, was $(7.8) million, or $(0.08) per share, for the fourth quarter of 2009 and Net Income Available was $14.4 million, or $0.22 per share, for the year ended December 31, 2009.
-MORE-
191 Peachtree Street NE • Suite 3600 • Atlanta, Georgia 30303-1740 • 404/407-1000 • FAX 404/407-1002

CUZ Reports Fourth Quarter Results

February 8, 2010
     A reconciliation of FFO and Net Income (Loss) Available before separation and non-cash impairment and valuation charges is as follows:

	Quarter Ended		Year Ended
	December 31, 2009		December 31, 2009
	$(000)	Per Share	$(000)	Per Share

FFO Before Certain Charges	$11,496	$0.11	$50,095	$0.77

Separation and Non-Cash Impairment and Valuation Charges:
Impairment on Terminus 200	—	—	(38,947)	(0.60)
Impairment on 10 Terminus	—	—	(34,900)	(0.53)
Impairment on Investments at Temco and CL Realty	—	—	(30,250)	(0.46)
Valuation Allowance on Deferred Tax Asset	—	—	(15,907)	(0.24)
Write-off of Predevelopment Projects	(4,017)	(0.04)	(7,117)	(0.11)
Impairment on Glenmore Garden Villas	—	—	(6,065)	(0.09)
Impairment on Airplane	—	—	(4,012)	(0.06)
Separation Charges	(163)	—	(3,257)	(0.05)
Impairment on Note Receivable	—	—	(1,600)	(0.03)

Total	(4,180)	(0.04)	(142,055)	(2.17)

FFO	$7,316	$0.07	($91,960)	($1.40)

Net Income (Loss) Available Before Certain Charges	($3,602)	($0.04)	$156,443	$2.39
Separation and Non-Cash Impairment and Valuation Charges	(4,180)	(0.04)	(142,055)	(2.17)

Net Income (Loss) Available	($7,782)	($0.08)	$14,388	$0.22

     Fourth quarter highlights of the Company included the following:
•	Closed the sale of 35 units at 10 Terminus and 23 residential units at 60 North Market and recognized approximately $3.4 million of income and FFO from these closings.

•	Executed or renewed leases covering approximately 190,000 square feet of office space and 191,000 square feet of retail space.

•	Increased the Briggs & Stratton Corporation industrial lease at King Mill Distribution Park by 156,000 square feet and extended the term on its existing 521,000-square-foot lease to March 2015.
     At December 31, 2009, the Company’s portfolio of operational office buildings was 87% leased, its portfolio of operational retail centers was 84% leased and its operational industrial buildings were 51% leased.
-MORE-

CUZ Reports Fourth Quarter Results

February 8, 2010
     “2009 was a challenging year for most companies, and Cousins was not immune from the effects of the difficult economic conditions,” said Larry Gellerstedt, CEO of Cousins. “In the midst of this environment, Cousins ended the year in a better position. Compared with a year ago, we have a stronger balance sheet and a leaner organization combined with a team that is focused on executing the fundamentals of our business — leasing, sales and generating fees. This focus explains the positive momentum we generated in sales of condominium units in the fourth quarter and our success in maintaining or increasing occupancy at our office, retail and industrial centers. In 2010, we expect to continue to strengthen our existing assets and explore the additional opportunities presented by this economy.”
     The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income (Loss) and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
     The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Tuesday, February 9, 2010, to discuss the results of the quarter ended December 31, 2009. The number to call for this interactive teleconference is (212) 231-2921. A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21455300. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q4 2009 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s website for 14 days.
     Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office, multi-family, retail, and land development projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential and
-MORE-

CUZ Reports Fourth Quarter Results

February 8, 2010
condominium markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the Company’s Current Report on Form 8-K filed on September 14, 2009. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
REVENUES:
Rental property revenues	$36,553	$38,050	$149,789	$147,394
Fee income	8,080	10,566	33,806	47,662
Multi-family residential unit sales	20,428	2,985	30,841	8,444
Residential lot and outparcel sales	395	247	7,421	6,993
Interest and other	79	867	3,025	4,158

	65,535	52,715	224,882	214,651

COSTS AND EXPENSES:
Rental property operating expenses	16,691	13,944	66,565	56,607
General and administrative expenses	5,402	8,616	33,948	40,988
Separation expenses	163	825	3,257	1,186
Reimbursed general and administrative expenses	3,269	4,534	15,506	16,279
Depreciation and amortization	13,528	15,777	55,833	52,925
Multi-family residential unit cost of sales	17,072	2,615	25,629	7,330
Residential lot and outparcel cost of sales	291	81	5,023	3,776
Interest expense	9,610	10,804	41,393	33,151
Impairment loss	—	2,100	40,512	2,100
Other	5,442	1,770	13,143	6,049

	71,468	61,066	300,809	220,391

GAIN (LOSS) ON EXTINGUISHMENT OF DEBT AND INTEREST RATE SWAP	(2,766)	—	9,732	—

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(8,699)	(8,351)	(66,195)	(5,740)

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	3,065	4,293	(4,341)	8,770

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
Equity in net income (loss) from unconsolidated joint ventures	1,698	1,168	(17,639)	9,721
Impairment loss on investment in unconsolidated joint ventures	—	—	(51,058)	—

	1,698	1,168	(68,697)	9,721

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(3,936)	(2,890)	(139,233)	12,751

GAIN (LOSS) ON SALE OF INVESTMENT PROPERTIES	(4)	408	168,637	10,799

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,940)	(2,482)	29,404	23,550

DISCONTINUED OPERATIONS
Income (loss) from discontinued operations	—	82	(4)	(1,097)
Gain (loss) on sale of investment properties	(6)	2,472	147	2,472

	(6)	2,554	143	1,375

NET INCOME (LOSS)	(3,946)	72	29,547	24,925

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(611)	(690)	(2,252)	(2,378)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	(4,557)	(618)	27,295	22,547

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,225)	(3,520)	(12,907)	(14,957)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(7,782)	$(4,138)	$14,388	$7,590

PER COMMON SHARE INFORMATION — BASIC:
Income (loss) from continuing operations	$(0.08)	$(0.13)	$0.22	$0.12
Income (loss) from discontinued operations	—	0.05	—	0.03

Basic net income (loss) available to common stockholders	$(0.08)	$(0.08)	$0.22	$0.15

PER COMMON SHARE INFORMATION — DILUTED:
Income (loss) from continuing operations	$(0.08)	$(0.13)	$0.22	$0.12
Income (loss) from discontinued operations	—	0.05	—	0.03

Diluted net income (loss) available to common stockholders	$(0.08)	$(0.08)	$0.22	$0.15

DIVIDENDS DECLARED PER COMMON SHARE	$0.09	$0.25	$0.74	$1.36

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2009 AND 2008
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net Income (Loss) Available to Common Stockholders	$(7,782)	$(4,138)	$14,388	$7,590
Depreciation and amortization:
Consolidated properties	13,528	15,777	55,833	52,925
Discontinued properties	—	—	—	486
Share of unconsolidated joint ventures	2,276	2,010	8,800	6,495
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(643)	(1,004)	(3,382)	(3,724)
Discontinued properties	—	—	—	(19)
Share of unconsolidated joint ventures	(12)	(1)	(46)	(79)
(Gain) loss on sale of investment properties, net of applicable income tax provision:
Consolidated	4	(408)	(168,637)	(10,799)
Discontinued properties	6	(2,472)	(147)	(2,472)
Share of unconsolidated joint ventures	—	—	(12)	—
Gain (loss) on sale of undepreciated investment properties	(61)	388	1,243	10,611

Funds From Operations Available to Common Stockholders	$7,316	$10,152	$(91,960)	$61,014

Per Common Share — Basic:
Net Income (Loss) Available	$(.08)	$(.08)	$.22	$.15

Funds From Operations	$.07	$.20	$(1.40)	$1.19

Weighted Average Shares-Basic	99,155	51,377	65,495	51,331

Per Common Share — Diluted:
Net Income (Loss) Available	$(.08)	$(.08)	$.22	$.15

Funds From Operations	$.07	$.20	$(1.40)	$1.18

Weighted Average Shares-Diluted	99,155	51,377	65,495	51,728

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	December 31,
	2009	2008
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $233,091 and $182,050 in 2009 and 2008, respectively	$1,006,760	$853,450
Projects under development	—	172,582
Land held for investment or future development	137,233	115,862
Residential lots	62,825	59,197
Multi-family units held for sale	28,504	70,658

Total properties	1,235,322	1,271,749

CASH AND CASH EQUIVALENTS	9,464	82,963
RESTRICTED CASH	3,585	3,636
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $5,734 and $2,764 in 2009 and 2008, respectively	49,678	51,267
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	146,150	200,850
OTHER ASSETS	47,353	83,330

TOTAL ASSETS	$1,491,552	$1,693,795

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$590,208	$942,239
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	56,577	65,026
DEFERRED GAIN	4,452	171,838
DEPOSITS AND DEFERRED INCOME	7,465	6,485

TOTAL LIABILITIES	658,702	1,185,588

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	12,591	3,945

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2009 and 2008	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2009 and 2008	94,775	94,775
Common stock, $1 par value, 150,000,000 shares authorized, 103,352,382 and 54,922,173 shares issued in 2009 and 2008, respectively	103,352	54,922
Additional paid-in capital	662,216	368,829
Treasury stock at cost, 3,570,082 shares in 2009 and 2008	(86,840)	(86,840)
Accumulated other comprehensive loss on derivative instrument	(9,517)	(16,601)
Distributions in excess of net income	(51,402)	(23,189)

TOTAL STOCKHOLDERS’ INVESTMENT	787,411	466,723

Nonredeemable noncontrolling interests	32,848	37,539

TOTAL EQUITY	820,259	504,262

TOTAL LIABILITIES AND EQUITY	$1,491,552	$1,693,795

See notes to consolidated financial statements.

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

			2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	34,491	217,441	17,672	1,839	2,911	6,978	(4,138)	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING CERTAIN LOSSES ON EXTINGUISHMENT OF DEBT	73,746	74,469	48,437	13,811	16,120	20,931	10,152	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)

		BASIC WEIGHTED AVERAGE COMMON SHARES	50,277	50,907	51,857	51,281	51,322	51,341	51,377	51,331	51,350	51,615	59,403	99,155	65,495
		DILUTED WEIGHTED AVERAGE COMMON SHARES	52,035	52,705	53,059	51,803	52,152	51,749	51,377	51,728	51,350	51,615	59,403	99,155	65,495

		NET INCOME (LOSS) PER COMMON SHARE — BASIC	0.69	4.27	0.34	0.04	0.06	0.14	(0.08)	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22
		NET INCOME (LOSS) PER COMMON SHARE — DILUTED	0.66	4.13	0.33	0.04	0.06	0.13	(0.08)	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22

		FFO PER COMMON SHARE — BASIC	1.47	1.46	0.93	0.27	0.31	0.41	0.20	1.19	0.15	(1.26)	(0.71)	0.07	(1.40)
		FFO PER COMMON SHARE — DILUTED	1.42	1.41	0.91	0.27	0.31	0.40	0.20	1.18	0.15	(1.26)	(0.71)	0.07	(1.40)

(A	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531	3,748	2,066	4,339	13,684

		REGULAR COMMON DIVIDENDS:
		CASH	74,649	75,495	76,782	18,974	18,992	18,995	12,846	69,807	12,838	4,283	2,617	2,972	22,710
		COMMON STOCK	—	—	—	—	—	—	—	—	—	8,551	5,227	5,933	19,711

		SPECIAL COMMON DIVIDEND	—	175,470	—	—	—	—	—	—	—	—	—	—	—

		REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.25	1.36	0.25	0.25	0.15	0.09	0.74
		SPECIAL COMMON DIVIDEND PER SHARE	—	3.40	—	—	—	—	—	—	—	—	—	—	—

		COMMON STOCK PRICE AT PERIOD END	28.30	35.27	22.10	24.71	23.10	25.23	13.85	13.85	6.44	8.50	8.28	7.63	7.63
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	50,665	51,748	51,280	51,292	51,336	51,383	51,352	51,352	51,342	52,293	98,970	99,782	99,782

		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	25.75	25.90	22.38	21.14	22.50	18.00	12.24	12.24	13.70	15.01	20.53	20.96	20.96
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	2,993	2,993	2,993	2,993	2,993	2,993	2,993

		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.40	25.53	20.59	20.45	21.78	17.00	12.00	12.00	13.16	14.73	19.53	20.90	20.90
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	3,791	3,791	3,791	3,791	3,791	3,791	3,791

		COMMON EQUITY MARKET CAPITALIZATION	1,433,820	1,825,152	1,133,288	1,267,425	1,185,862	1,296,393	711,225	711,225	330,642	444,491	819,472	761,337	761,337
		PREFERRED EQUITY MARKET CAPITALIZATION	204,600	205,720	171,880	166,360	177,120	140,000	82,126	82,126	90,894	100,766	135,485	141,965	141,965
(B	)	ADJUSTED DEBT (1)	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163

		TOTAL MARKET CAPITALIZATION	2,152,980	2,407,388	2,078,650	2,331,990	2,262,122	2,409,917	1,867,304	1,867,304	1,505,587	1,632,050	1,794,518	1,635,465	1,635,465

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	24%	16%	37%	39%	40%	40%	58%	58%	72%	67%	47%	45%	45%

(B	)	RECOURSE DEBT (1)	196,824	226,855	205,658	328,106	337,110	392,422	491,603	491,603	502,396	580,939	334,658	222,507	222,507

		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	9%	10%	14%	15%	16%	26%	26%	33%	36%	19%	14%	14%

		COMMON EQUITY MARKET CAPITALIZATION	1,433,820	1,825,152	1,133,288	1,267,425	1,185,862	1,296,393	711,225	711,225	330,642	444,491	819,472	761,337	761,337
		PREFERRED EQUITY MARKET CAPITALIZATION	204,600	205,720	171,880	166,360	177,120	140,000	82,126	82,126	90,894	100,766	135,485	141,965	141,965
(B	)	TOTAL DEBT (INCLUDING SHARE OF JV’S) (1)	615,645	487,234	846,355	967,832	967,885	1,040,513	1,139,113	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263

		TOTAL MARKET CAPITALIZATION	2,254,065	2,518,106	2,151,523	2,401,617	2,330,867	2,476,906	1,932,464	1,932,464	1,568,753	1,693,551	1,854,157	1,690,565	1,690,565

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	27%	19%	39%	40%	42%	42%	59%	59%	73%	68%	49%	47%	47%

		VARIOUS COVENANTS AS DEFINED UNDER THE COMPANY’S CREDIT FACILITY:
		LEVERAGE RATIO	39%	29%	45%	49%	48%	48%	51%	51%	54%	52%	41%	40%	40%
		COVENANT REQUIREMENT — NO GREATER THAN	60%	60%	60%	60%	60%	60%	60%	60%	60%	60%	60%	60%	60%

		FIXED CHARGES RATIO	2.7	2.4	2.5	2.0	2.1	2.3	2.2	2.2	2.1	2.0	1.8	1.7	1.7
		COVENANT REQUIREMENT — NO LESS THAN	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

		CONSOLIDATED ENTITY FFO AND NET INCOME:

(C	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		CONSOLIDATED PROPERTIES:
		191 PEACHTREE	0	1,964	9,349	2,661	2,750	2,857	3,071	11,339	789	1,561	2,432	1,943	6,725
		221 PEACHTREE CENTER GARAGE	0	0	510	147	189	189	114	639	124	103	157	81	465
		AMERICAN CANCER SOCIETY CENTER	11,376	11,774	11,959	3,555	3,598	3,665	3,729	14,547	3,791	3,151	3,449	2,671	13,062
		TERMINUS 100	0	0	5,000	4,056	4,161	3,771	4,398	16,386	3,311	4,750	3,478	2,952	14,491
		ONE GEORGIA CENTER	(1,361)	(219)	(109)	(148)	530	977	1,291	2,650	1,039	1,039	1,100	1,127	4,305
		THE POINTS AT WATERVIEW	1,872	2,124	2,179	531	504	545	547	2,127	509	515	536	490	2,050
		LAKESHORE PARK PLAZA	722	922	1,794	505	541	515	580	2,141	567	545	540	534	2,186
		MERIDIAN MARK PLAZA	4,487	4,475	4,339	1,109	1,178	1,136	1,081	4,504	958	972	947	945	3,822
		555 NORTH POINT CENTER EAST	1,506	1,771	1,882	488	525	426	550	1,989	501	531	528	503	2,063
		333 NORTH POINT CENTER EAST	1,395	1,183	1,287	310	280	435	424	1,449	417	426	426	416	1,685
		200 NORTH POINT CENTER EAST	363	839	1,490	416	406	299	363	1,484	378	393	423	412	1,606
		100 NORTH POINT CENTER EAST	1,020	1,035	1,320	458	317	392	362	1,529	391	423	361	216	1,391
		600 UNIVERSITY PARK PLACE	1,701	1,107	1,557	425	419	420	415	1,679	394	394	396	369	1,553
		GALLERIA 75	1,036	897	649	132	153	169	137	591	22	67	65	107	261
		COSMOPOLITAN CENTER	0	13	341	125	123	142	69	459	139	129	138	148	554
		8995 WESTSIDE PARKWAY (FORMERLY ATHEROGENICS)	1,241	1,263	1,278	324	328	328	327	1,307	192	(18)	(58)	(2)	114
		INHIBITEX	666	917	912	229	230	226	225	910	220	226	225	225	896

		SUBTOTAL — CONSOLIDATED	26,024	30,065	45,738	15,323	16,232	16,492	17,683	65,730	13,742	15,207	15,143	13,137	57,229

		JOINT VENTURE PROPERTIES:
		PRESBYTERIAN MEDICAL PLAZA	111	106	116	21	29	26	11	87	18	15	20	15	68
		OTHER — CP VENTURE TWO	204	157	(1)	0	0	0	0	0	(5)	0	0	0	(5)
		TEN PEACHTREE PLACE	2,326	2,239	2,020	516	521	539	523	2,099	526	541	561	557	2,185
		GATEWAY VILLAGE	1,191	1,208	1,208	302	302	302	302	1,208	302	302	302	302	1,208
		CRAWFORD LONG MEDICAL OFFICE BUILDING	3,467	3,586	3,601	918	909	904	892	3,623	909	930	902	875	3,616
		PALISADES WEST	0	(11)	127	27	26	27	347	427	1,172	1,276	1,287	1,233	4,968
		TERMINUS 200	0	0	0	5	68	36	6	115	21	17	20	0	58
		OTHER	15,874	11,344	(65)	(10)	(21)	(30)	(25)	(86)	(18)	(4)	(19)	(7)	(48)

		SUBTOTAL — JOINT VENTURE	23,173	18,629	7,006	1,779	1,834	1,804	2,056	7,473	2,925	3,077	3,074	2,975	12,051

		SUBTOTAL — OFFICE CONSOLIATED & JOINT VENTURE	49,197	48,694	52,744	17,102	18,066	18,296	19,739	73,203	16,667	18,284	18,217	16,112	69,280

		RETAIL:
		CONSOLIDATED PROPERTIES:
		THE AVENUE CARRIAGE CROSSING	743	5,835	6,774	1,487	1,660	1,700	1,867	6,714	1,140	1,255	955	1,450	4,800
		THE AVENUE WEBB GIN	0	1,653	5,558	1,612	1,495	1,620	1,240	5,967	1,469	1,503	1,307	1,304	5,583
		SAN JOSE MARKETCENTER	0	3,846	6,450	1,835	1,835	1,876	1,543	7,089	1,693	1,721	1,700	1,874	6,988
		THE AVENUE FORSYTH	0	0	0	73	546	1,184	724	2,527	1,025	955	821	896	3,697
		TIFFANY SPRINGS MARKETCENTER	0	0	0	0	(3)	492	768	1,257	803	900	919	707	3,329
		PROPERTIES CONTRIBUTED TO CP VENTURE FIVE (AVENUE FUND)	16,623	9,068	(45)	34	1	(3)	(2)	30	0	0	0	0	0

		SUBTOTAL — CONSOLIDATED	17,366	20,402	18,736	5,041	5,534	6,869	6,140	23,584	6,130	6,334	5,702	6,231	24,397

		JOINT VENTURE PROPERTIES:
		NORTH POINT MARKETCENTER	649	668	613	155	143	152	138	588	140	166	58	83	447
		GREENBRIER MARKETCENTER	517	534	511	133	128	137	134	532	140	131	130	142	543
		LOS ALTOS MARKETCENTER	354	358	345	90	65	91	57	303	63	53	49	40	205
		MANSELL CROSSING II	144	153	72	0	0	0	(6)	(6)	0	0	0	0	0
		THE AVENUE EAST COBB	0	1,382	723	175	182	184	169	710	176	168	176	141	661
		THE AVENUE PEACHTREE CITY	0	843	491	122	116	112	108	458	117	110	109	118	454
		THE AVENUE WEST COBB	0	1,132	685	167	142	152	125	586	133	123	109	132	497
		THE AVENUE VIERA	0	947	620	164	155	153	153	625	155	148	148	127	578
		VIERA MARKETCENTER	0	198	208	55	50	52	40	197	52	54	52	47	205
		THE AVENUE MURFREESBORO	0	0	554	680	753	844	1,136	3,413	937	948	1,011	1,099	3,995

		SUBTOTAL — JOINT VENTURE	1,664	6,215	4,822	1,741	1,734	1,877	2,054	7,406	1,913	1,901	1,842	1,929	7,585

		SUBTOTAL — RETAIL CONSOLIDATED & JOINT VENTURE	19,030	26,617	23,558	6,782	7,268	8,746	8,194	30,990	8,043	8,235	7,544	8,160	31,982

		INDUSTRIAL:
		KING MILL — BUILDING 3	0	405	1,155	225	225	229	244	923	236	236	283	292	1,047
		LAKESIDE RANCH — BUILDING 20	0	0	794	240	163	184	181	768	176	190	164	197	727
		JEFFERSON MILL — BUILDING A	0	0	0	0	(29)	(29)	(91)	(149)	(57)	(57)	(47)	(45)	(206)

		SUBTOTAL INDUSTRIAL CONSOLIDATED	0	405	1,949	465	359	384	334	1,542	355	369	400	444	1,568

		OTHER RENTAL OPERATIONS:
		OTHER	1,023	203	82	39	(8)	(49)	(51)	(69)	(31)	26	(15)	50	30

		SUBTOTAL OTHER CONSOLIDATED	1,023	203	82	39	(8)	(49)	(51)	(69)	(31)	26	(15)	50	30

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	69,250	75,920	78,333	24,388	25,685	27,377	28,216	105,666	25,034	26,914	26,146	24,766	102,860

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

(D	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		3100 WINDY HILL RD	2,944	2,676	(1,032)	(233)	(204)	(296)	53	(680)	0	0	0	0	0
		GA 400 LAND LEASES	1,432	1,537	126	0	0	0	0	0	(5)	0	3	0	(2)
		FROST BANK TOWER	5,123	4,548	41	0	33	0	19	52	0	0	0	0	0
		THE AVENUE OF THE PENINSULA	4,446	5,114	65	0	5	3	10	18	0	0	0	0	0
		3301 WINDY RIDGE PARKWAY	1,693	2,750	224	0	(1)	0	0	(1)	0	0	0	0	0
		OTHER	718	41	8	0	0	0	0	0	(2)	0	0	0	(2)

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	16,356	16,666	(568)	(233)	(167)	(293)	82	(611)	(7)	0	3	0	(4)

(E	)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES:
		OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	1,367	1,656	1,017	755	25	1,551	59	2,390	582	1,125	171	39	1,917

		TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96	746	349	(6)	1,185
		TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	3,390	6,675	651	0	931	1,695	566	3,192	235	0	4	25	264

		TOTAL TRACT SALES NET OF COS	18,873	9,156	5,628	3,736	5,672	2,070	918	12,396	331	746	353	19	1,449

		OTHER INVESTMENT PROPERTY SALES NET OF COST OF SALES — WHOLLY OWNED (1)	0	11,867	8,184	0	415	956	36	1,407	113	0	0	(55)	58

		TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	11,867	8,184	0	415	956	36	1,407	113	0	0	(55)	58

		LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	4,162	2,877	1,124	43	398	279	107	827	236	180	0	65	481
		LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	10,479	8,217	1,822	121	237	182	255	795	95	210	211	15	531

		TOTAL LOT SALES NET OF COS	14,641	11,094	2,946	164	635	461	362	1,622	331	390	211	80	1,012

		TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES	34,881	33,773	17,775	4,655	6,747	5,038	1,375	17,815	1,357	2,261	735	83	4,436

(F	)	MULTI-FAMILY SALES, NET OF COST OF SALES:
		MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	1,828	3,731	144	0	0	744	370	1,114	0	0	1,856	3,356	5,212
		MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	7,182	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	114	115

		TOTAL MULTI-FAMILY FFO	9,010	14,074	(41)	650	(227)	1,717	866	3,006	(1)	2	1,856	3,470	5,327

		DEVELOPMENT INCOME	3,056	4,585	5,881	1,013	1,219	14,322	1,204	17,758	945	883	891	640	3,359

		MANAGEMENT FEES	24,058	24,437	24,782	5,791	6,153	6,388	7,072	25,404	6,606	6,437	6,155	5,445	24,643

		LEASING & OTHER FEES	8,084	6,443	5,651	754	430	1,026	2,290	4,500	493	852	2,464	1,995	5,804

		TERMINATION FEES	545	631	5,193	131	(109)	355	30	407	359	1,097	261	0	1,717

		INTEREST INCOME & OTHER	1,886	742	1,236	1,229	1,049	636	837	3,751	627	188	414	79	1,308

		GAIN (LOSS) ON EXTINGUISHMENT OF DEBT AND INTEREST RATE SWAP	0	0	0	0	0	0	0	0	0	12,498	0	(2,766)	9,732

		GENERAL & ADMINISTRATIVE EXPENSES:
		GENERAL & ADMINISTRATIVE EXPENSES	(40,702)	(42,536)	(40,643)	(10,331)	(9,066)	(9,603)	(8,574)	(37,574)	(9,386)	(9,917)	(9,149)	(5,370)	(33,822)
		SEPARATION EXPENSES	0	0	0	(268)	(48)	(45)	(825)	(1,186)	(344)	(2,026)	(724)	(163)	(3,257)
		COMMISSION ON DEVELOPMENT FEE	0	0	0	0	0	(3,372)	(42)	(3,414)	(32)	(31)	(31)	(32)	(126)
		REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES	(15,116)	(16,056)	(17,167)	(3,786)	(3,953)	(4,006)	(4,534)	(16,279)	(4,228)	(4,030)	(3,979)	(3,269)	(15,506)

		TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(55,818)	(58,592)	(57,810)	(14,385)	(13,067)	(17,026)	(13,975)	(58,453)	(13,990)	(16,004)	(13,883)	(8,834)	(52,711)

		INTEREST EXPENSE:
		CONSOLIDATED:
		2007 CREDIT FACILITY — FLOATING @ LIBOR + .75% to 1.25%	0	0	(3,308)	(1,339)	(1,949)	(2,082)	(2,759)	(8,129)	(2,407)	(2,666)	(2,605)	(921)	(8,599)
		UNSECURED TERM LOAN — FIXED SWAP RATE OF 5.01% + .70% to 1.20%	0	0	(1,977)	(1,470)	(1,479)	(1,479)	(1,524)	(5,952)	(1,387)	(1,647)	(1,552)	(1,506)	(6,092)
		THE AMERICAN CANCER SOCIETY CENTER — 6.45%	0	0	(3,027)	(2,240)	(2,240)	(2,263)	(2,264)	(9,007)	(2,215)	(2,240)	(2,264)	(2,263)	(8,982)
		333 & 555 NORTH POINT CENTER DEBT — 7%	(2,165)	(2,121)	(2,072)	(510)	(507)	(503)	(500)	(2,020)	(496)	(494)	(490)	(486)	(1,966)
		MERIDIAN MARK PLAZA DEBT — 8.27%	(2,021)	(1,991)	(1,959)	(484)	(482)	(480)	(477)	(1,923)	(475)	(473)	(470)	(468)	(1,886)
		600 UNIVERSITY PARK DEBT — 7.38%	(1,009)	(995)	(983)	(243)	(242)	(241)	(240)	(966)	(239)	(238)	(237)	(236)	(950)
		100 NORTH POINT CENTER EAST DEBT — 5.39%	(932)	(932)	(780)	(169)	(172)	(170)	(170)	(681)	(170)	(170)	(170)	(171)	(681)
		200 NORTH POINT CENTER EAST DEBT — 5.39%	(826)	(826)	(736)	(168)	(172)	(170)	(170)	(680)	(170)	(170)	(170)	(171)	(681)
		LAKESHORE PARK PLAZA DEBT — 5.89%		0	0	0	0	(230)	(293)	(523)	(285)	(284)	(282)	(281)	(1,132)
		LAKESHORE PARK PLAZA DEBT — 6.78%	(648)	(631)	(612)	(150)	(115)	0	0	(265)	0	0	0	0	0
		KING MILL DEBT — 9%	(34)	(293)	(469)	(121)	(122)	(125)	(125)	(493)	(82)	0	0	0	(82)
		JEFFERSON MILL DEBT — 9%	0	(23)	(218)	(65)	(67)	(70)	(70)	(272)	(47)	0	0	0	(47)
		THE POINTS AT WATERVIEW DEBT — 5.66%	(11)	(1,051)	(1,070)	(259)	(258)	(257)	(255)	(1,029)	(254)	(252)	(251)	(250)	(1,007)
		TERMINUS 100 DEBT — 6.13%	0	0	(2,358)	(2,800)	(2,801)	(2,801)	(2,801)	(11,203)	(2,802)	(2,802)	(2,802)	(2,802)	(11,208)
		SAN JOSE MARKETCENTER DEBT — 5.6%	0	0	(448)	(1,223)	(1,224)	(1,225)	(1,222)	(4,894)	(1,226)	(279)	0	0	(1,505)
		2005 CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	(8,752)	(8,014)	0	0	0	0	0	0	0	0	0	0
		2005 TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	(2,598)	(3,265)	0	0	0	0	0	0	0	0	0	0
		BRIDGE LOAN — FLOATING @ LIBOR + .75%	0	0	(855)	0	0	0	0	0	0	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING — 6.9575%	(10,197)	(7,447)	(2)	0	0	0	0	0	0	0	0	0	0
		THE AVENUE EAST COBB DEBT — 8.39%	(3,153)	(1,546)	0	0	0	0	0	0	0	0	0	0	0
		CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	(3,979)	(2,103)	0	0	0	0	0	0	0	0	0	0	0
		OTHER	(1,312)	(363)	(6)	(2)	(1)	(4)	(1)	(8)	(1)	(100)	(99)	(111)	(311)
		CAPITALIZED	17,193	20,553	23,343	4,968	4,464	3,395	2,067	14,894	1,826	1,255	599	56	3,736

		SUBTOTAL — CONSOLIDATED	(9,094)	(11,119)	(8,816)	(6,275)	(7,367)	(8,705)	(10,804)	(33,151)	(10,430)	(10,560)	(10,793)	(9,610)	(41,393)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

		INTEREST EXPENSE (Continued):
		JOINT VENTURES:
		NORTH POINT MARKETCENTER	(240)	(231)	0	0	0	0	0	0	0	0	0	0	0
		THE AVENUE EAST COBB - 8.39%	0	(634)	(350)	(87)	(86)	(86)	(86)	(345)	(85)	(85)	(85)	(84)	(339)
		TEN PEACHTREE PLACE - 5.39%	(820)	(806)	(794)	(190)	(190)	(189)	(212)	(781)	(193)	(192)	(191)	(190)	(766)
		CRAWFORD LONG MEDICAL OFFICE BUILDING - 5.9%	(1,602)	(1,579)	(1,564)	(385)	(383)	(381)	(380)	(1,529)	(378)	(376)	(374)	(373)	(1,501)
		THE AVENUE MURFREESBORO — FLOATING @ LIBOR + 1.15%	0	0	(442)	(362)	(311)	(352)	(417)	(1,442)	(224)	(216)	(220)	(201)	(861)
		GLENMORE GARDEN VILLAS — FLOATING @ LIBOR + 2.25%	0	0	0	0	0	0	0	0	(28)	(28)	(28)	0	(84)
		TEMCO ASSOCIATES — VARIOUS	(152)	(146)	(139)	(34)	(33)	(33)	(32)	(132)	(32)	(32)	(28)	(30)	(122)
		CL REALTY — VARIOUS	0	0	(99)	(44)	(40)	(88)	(74)	(246)	(82)	(71)	(31)	(31)	(215)
		HANDY ROAD ASSOCIATES	0	(138)	0	(23)	(12)	(18)	(39)	(92)	(23)	(23)	0	0	(46)

		SUBTOTAL — JOINT VENTURE	(2,814)	(3,534)	(3,378)	(1,125)	(1,055)	(1,147)	(1,240)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)

		TOTAL INTEREST EXPENSE	(11,908)	(14,653)	(12,194)	(7,400)	(8,422)	(9,852)	(12,044)	(37,718)	(11,475)	(11,583)	(11,751)	(10,519)	(45,328)

		OTHER EXPENSES — CONTINUING OPERATIONS — CONSOLIDATED:
		PROPERTY TAXES & OTHER HOLDING COSTS	(754)	(524)	(579)	(248)	(102)	(307)	(825)	(1,482)	(681)	(1,095)	(1,634)	(1,420)	(4,830)
		NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS (MINORITY INTEREST)	(3,037)	(4,130)	(1,656)	(671)	(251)	(766)	(690)	(2,378)	(412)	(698)	(531)	(611)	(2,252)
		PREDEVELOPMENT & OTHER	(568)	(2,287)	(2,689)	(1,507)	(447)	(1,668)	(945)	(4,567)	(865)	(3,337)	(89)	(4,022)	(8,313)
		IMPAIRMENT LOSS — CONSOLIDATED	0	0	0	0	0	0	(2,100)	(2,100)	0	(36,500)	(4,012)	0	(40,512)
		IMPAIRMENT LOSS — JOINT VENTURE INVESTMENTS	0	0	0	0	0	0	0	0	0	(28,130)	(22,928)	0	(51,058)

		TOTAL OTHER EXPENSES	(4,359)	(6,941)	(4,924)	(2,426)	(800)	(2,741)	(4,560)	(10,527)	(1,958)	(69,760)	(29,194)	(6,053)	(106,965)

		OTHER EXPENSES — JOINT VENTURES:
		IMPAIRMENT LOSS	0	0	0	0	0	0	(347)	(347)	0	(2,619)	(21,563)	0	(24,182)
		OTHER EXPENSES	4,804	(248)	(1,252)	1,042	258	(266)	(662)	372	(172)	(589)	(343)	(175)	(1,279)

		TOTAL OTHER EXPENSES — JOINT VENTURES	4,804	(248)	(1,252)	1,042	258	(266)	(1,009)	25	(172)	(3,208)	(21,906)	(175)	(25,461)

		INCOME TAX (PROVISION)/BENEFIT:
		BENEFIT (PROVISION) FROM CONTINUING OPERATIONS	(7,756)	(4,193)	4,423	3,217	2,176	(916)	4,293	8,770	3,941	31,427	5,459	2,607	43,434
		VALUATION ALLOWANCE	0	0	0	0	0	0	0	0	0	(42,720)	(5,513)	458	(47,775)
(D	)	DISCONTINUED OPERATIONS (1)	(126)	(2)	0	0	0	0	0	0	0	0	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(7,882)	(4,195)	4,423	3,217	2,176	(916)	4,293	8,770	3,941	(11,293)	(54)	3,065	(4,341)

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
		CONSOLIDATED	(2,951)	(2,911)	(2,768)	(770)	(961)	(989)	(1,004)	(3,724)	(968)	(938)	(833)	(643)	(3,382)
(D	)	DISCONTINUED OPERATIONS (1)	0	0	(25)	(7)	(6)	(6)	0	(19)	0	0	0	0	0
		JOINT VENTURES	(16)	(12)	(5)	(25)	(26)	(27)	(1)	(79)	(10)	(14)	(10)	(12)	(46)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,967)	(2,923)	(2,798)	(802)	(993)	(1,022)	(1,005)	(3,822)	(978)	(952)	(843)	(655)	(3,428)

		PREFERRED STOCK DIVIDENDS	(15,250)	(15,250)	(15,250)	(3,813)	(3,812)	(3,812)	(3,520)	(14,957)	(3,227)	(3,227)	(3,228)	(3,225)	(12,907)

		FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	73,746	74,469	48,437	13,811	16,120	20,931	10,152	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)

		LOSS ON EXTINGUISHMENT OF DEBT	0	(18,207)	0	0	0	0	0	0	0	0	0	0	0

		FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	73,746	56,262	48,437	13,811	16,120	20,931	10,152	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	15,733	3,012	5,535	3,792	5,212	1,387	408	10,799	167,434	801	406	(4)	168,637
(E	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES (1)	(15,483)	(14,348)	(13,161)	(3,736)	(5,156)	(1,331)	(388)	(10,611)	(209)	(746)	(349)	61	(1,243)
		DISCONTINUED OPERATIONS	1,037	86,495	18,095	0	0	0	2,472	2,472	0	146	7	(6)	147
		JOINT VENTURES	1,935	135,618	1,186	0	0	0	0	0	28	(16)	0	0	12

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	3,222	210,777	11,655	56	56	56	2,492	2,660	167,253	185	64	51	167,553

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
		CONSOLIDATED	(23,319)	(27,913)	(37,028)	(10,495)	(11,650)	(12,283)	(14,773)	(49,201)	(12,088)	(14,443)	(13,035)	(12,885)	(52,451)
(D	)	DISCONTINUED OPERATIONS (1)	(10,316)	(12,866)	(821)	(167)	(168)	(132)	0	(467)	0	0	0	0	0
		JOINT VENTURES	(8,842)	(8,819)	(4,571)	(1,366)	(1,447)	(1,594)	(2,009)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(42,477)	(49,598)	(42,420)	(12,028)	(13,265)	(14,009)	(16,782)	(56,084)	(14,236)	(16,603)	(15,217)	(15,149)	(61,205)

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	34,491	217,441	17,672	1,839	2,911	6,978	(4,138)	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS—SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

COUSINS’ SHARE OF CP VENTURE TWO LLC (2):

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
COUSINS’ SHARE OF CP VENTURE TWO LLC -OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%
OFFICE:
PRESBYTERIAN MEDICAL PLAZA	111	106	116	21	29	26	11	87	18	15	20	15	68
OTHER	204	157	(1)	0	0	0	0	0	(5)	0	0	0	(5)

SUBTOTAL OFFICE	315	263	115	21	29	26	11	87	13	15	20	15	63

COUSINS’ SHARE OF CP VENTURE TWO LLC -RETAIL PORTFOLIO	11.50%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%
RETAIL:
NORTH POINT MARKETCENTER	649	668	613	155	143	152	138	588	140	166	58	83	447
GREENBRIER MARKETCENTER	517	534	511	133	128	137	134	532	140	131	130	142	543
LOS ALTOS MARKETCENTER	354	358	345	90	65	91	57	303	63	53	49	40	205
MANSELL CROSSING II	144	153	72	0	0	0	(6)	(6)	0	0	0	0	0

SUBTOTAL RETAIL	1,664	1,713	1,541	378	336	380	323	1,417	343	350	237	265	1,195

TOTAL REVENUES LESS OPERATING EXPENSES	1,979	1,976	1,656	399	365	406	334	1,504	356	365	257	280	1,258
INTEREST EXPENSE	(240)	(231)	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	(17)	(20)	(2)	1	(1)	0	0	0	0	(2)	38	4	40
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,722	1,725	1,654	400	364	406	334	1,504	356	363	295	284	1,298
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(667)	(670)	(477)	(112)	(111)	(131)	(195)	(549)	(107)	(109)	(106)	(106)	(428)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	736	1,224	0	0	0	0	0	12	0		0	12

NET INCOME (LOSS)	1,055	1,791	2,401	288	253	275	139	955	261	254	189	178	882

COUSINS’ SHARE OF CP VENTURE FIVE (2):		40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	0	1,382	723	175	182	184	169	710	176	168	176	141	661
THE AVENUE PEACHTREE CITY	0	843	491	122	116	112	108	458	117	110	109	118	454
THE AVENUE WEST COBB	0	1,132	685	167	142	152	125	586	133	123	109	132	497
THE AVENUE VIERA	0	947	620	164	155	153	153	625	155	148	148	127	578
VIERA MARKETCENTER	0	198	208	55	50	52	40	197	52	54	52	47	205

TOTAL REVENUES LESS OPERATING EXPENSES	0	4,502	2,727	683	645	653	595	2,576	633	603	594	565	2,395
INTEREST EXPENSE	0	(634)	(350)	(87)	(86)	(86)	(86)	(345)	(85)	(85)	(85)	(84)	(339)
OTHER, NET	0	(19)	76	10	12	1	0	23	0	0	6	29	35

FUNDS FROM OPERATIONS	0	3,849	2,453	606	571	568	509	2,254	548	518	516	510	2,092
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(2,018)	(1,205)	(261)	(269)	(359)	(314)	(1,203)	(271)	(207)	(238)	(234)	(950)

NET INCOME (LOSS)	0	1,831	1,248	345	302	209	195	1,051	277	311	278	276	1,142

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,326	2,239	2,020	516	521	539	523	2,099	526	541	561	557	2,185
INTEREST EXPENSE	(820)	(806)	(794)	(190)	(190)	(189)	(212)	(781)	(193)	(192)	(191)	(190)	(766)

FUNDS FROM OPERATIONS	1,506	1,433	1,226	326	331	350	311	1,318	333	349	369	367	1,418
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,128)	(1,060)	(1,052)	(267)	(267)	(267)	(243)	(1,044)	(260)	(261)	(260)	(262)	(1,043)

NET INCOME	378	373	174	59	64	83	68	274	73	88	109	105	375

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	1,191	1,208	1,208	302	302	302	302	1,208	302	302	302	302	1,208
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,191	1,208	1,208	302	302	302	302	1,208	302	302	302	302	1,208
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(33)	(32)	(32)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(8)	(8)	(32)

NET INCOME	1,158	1,176	1,176	294	294	294	294	1,176	294	294	294	294	1,176

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS—SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,467	3,586	3,601	918	909	904	892	3,623	909	930	902	875	3,616
OTHER, NET	0	0	0	0	0	0	0	0	0	0	1	0	1
INTEREST EXPENSE	(1,602)	(1,579)	(1,554)	(385)	(383)	(381)	(380)	(1,529)	(378)	(376)	(374)	(373)	(1,501)

FUNDS FROM OPERATIONS	1,865	2,007	2,047	533	526	523	512	2,094	531	554	528	502	2,115
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,447)	(1,468)	(1,352)	(321)	(321)	(321)	(324)	(1,287)	(312)	(307)	(303)	(304)	(1,226)

NET INCOME	418	539	695	212	205	202	188	807	219	247	226	198	890

COUSINS’ SHARE OF AVENUE MURFREESBORO (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	554	680	753	844	1,136	3,413	937	948	1,011	1,099	3,995
OTHER, NET	0	0	0	0	0	27	0	27	0	0	0	0	0
INTEREST EXPENSE	0	0	(442)	(362)	(311)	(352)	(417)	(1,442)	(224)	(216)	(220)	(201)	(861)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(4)	(4)	(5)	(6)	(1)	(16)	(5)	(5)	(5)	(5)	(20)

FUNDS FROM OPERATIONS	0	0	108	314	437	513	718	1,982	708	727	786	893	3,114
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(310)	(351)	(425)	(462)	(708)	(1,946)	(618)	(638)	(637)	(682)	(2,575)

NET INCOME	0	0	(202)	(37)	12	51	10	36	90	89	149	211	539

COUSINS’ SHARE OF PALISADES WEST LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	(11)	127	27	26	27	347	427	1,172	1,276	1,287	1,233	4,968
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(11)	127	27	26	27	347	427	1,172	1,276	1,287	1,233	4,968
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	(170)	(170)	(532)	(586)	(610)	(652)	(2,380)

NET INCOME	0	(11)	127	27	26	27	177	257	640	690	677	581	2,588

COUSINS’ SHARE OF TERMINUS 200 (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	0	5	68	36	6	115	21	17	20	0	58
OTHER, NET	0	0	(193)	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	(20,932)	0	(20,932)

FUNDS FROM OPERATIONS	0	0	(193)	5	68	36	6	115	21	17	(20,912)	0	(20,874)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(30)	(30)	(30)	(31)	(121)	(30)	(30)	(20)	0	(80)

NET INCOME	0	0	(193)	(25)	38	6	(25)	(6)	(9)	(13)	(20,932)	0	(20,954)

COUSINS’ SHARE OF 905 JUNIPER, LLC (2):	72%

MULTI-FAMILY SALES, NET OF COS	514	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	514	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	514	0	0	0	0	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC (2):	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	6,515	10,172	(3,327)	199	195	1,263	487	2,144	0	0	0	59	59
OTHER, NET	153	171	3,142	451	(422)	(290)	9	(252)	(1)	2	0	55	56

FUNDS FROM OPERATIONS	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	114	115
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	114	115

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	15,874	11,344	(65)	(10)	(21)	(30)	(25)	(86)	(18)	(4)	(19)	(7)	(48)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	(28)	(28)	(28)	0	(84)
OTHER, NET	5,411	172	(42)	17	(11)	(59)	(21)	(74)	(26)	(25)	(82)	4	(129)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(12)	0	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,269	11,504	(107)	7	(32)	(89)	(46)	(160)	(72)	(57)	(129)	(3)	(261)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,014)	(2,991)	(19)	(5)	(5)	(5)	(4)	(19)	(5)	(5)	(5)	(5)	(20)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	1,935	134,882	(41)	0	0	0	0	0	16	(16)	0	0	0

NET INCOME	18,190	143,395	(167)	2	(37)	(94)	(50)	(179)	(61)	(78)	(135)	(8)	(282)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS—SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	4,092	7,523	697	14	32	992	(1)	1,037	0	0	4	0	4
INTEREST EXPENSE	(152)	(146)	(139)	(34)	(33)	(33)	(32)	(132)	(32)	(32)	(28)	(30)	(122)
OTHER, NET	105	125	(274)	(89)	276	(128)	(293)	(234)	(168)	(212)	(73)	(109)	(562)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(21)	(21)	(21)	0	(63)	(5)	(9)	(5)	(7)	(26)
IMPAIRMENT LOSS	0	0	0	0	0	0	(22)	(22)	0	0	(631)	0	(631)

FUNDS FROM OPERATIONS	4,045	7,502	284	(130)	254	810	(348)	586	(205)	(253)	(734)	(146)	(1,338)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(114)	(114)	(123)	(11)	(11)	(11)	(12)	(45)	(5)	(9)	5	(11)	(20)

NET INCOME	3,931	7,388	161	(141)	243	799	(360)	541	(210)	(262)	(728)	(157)	(1,357)

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	9,052	6,629	1,736	101	1,093	885	716	2,795	335	178	228	192	933
INTEREST EXPENSE	0	0	(99)	(44)	(40)	(88)	(74)	(246)	(82)	(71)	(31)	(31)	(215)
OTHER, NET	(150)	(137)	(638)	1,110	(12)	(100)	(340)	658	29	(343)	(233)	(103)	(650)
IMPAIRMENT LOSS	0	0	0	0	0	0	(325)	(325)	0	(2,619)	0	0	(2,619)

FUNDS FROM OPERATIONS	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282	(2,855)	(37)	58	(2,552)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282	(2,855)	(37)	58	(2,552)

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	725	739	41	6	43	0	106	155	(5)	32	(17)	(152)	(142)
OTHER, NET	0	0	0	0	0	0	(1)	(1)	0	0	0	0	0

FUNDS FROM OPERATIONS	725	739	41	6	43	0	105	154	(5)	32	(17)	(152)	(142)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	725	739	41	6	43	0	105	154	(5)	32	(17)	(152)	(142)

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	(138)	0	(23)	(12)	(18)	(39)	(92)	(23)	(23)	0	0	(46)
OTHER, NET	0	(155)	(175)	(7)	(6)	(7)	(7)	(27)	(7)	(7)	0	0	(14)

FUNDS FROM OPERATIONS	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)	(30)	0	0	(60)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)	(30)	0	0	(60)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):	4.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	(483)	(214)	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(62)	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(545)	(214)	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(439)	(467)	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	(984)	(681)	0	0	0	0	0	0	0	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of December 31, 2009
($ in thousands)

							Company’s		Company’s		Actual or
	Company	Total	Leased GLA (%)			Company’s	Share of		Share of		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Cost Incurred		Remaining		for Completion and
Project	GLA	GLA	(fully executed)	Ownership %	Total Cost	Total Cost	at 12/31/09		Costs		Fully Operational
OFFICE

Terminus 200 (Atlanta, GA)	565,000	565,000	9%	50%	$177,300	$88,650	$55,637	(2)	$17,993	(2)	const. - 3Q-09 fully operational 3Q-10

TOTAL PORTFOLIO	565,000	565,000			$177,300	$88,650	$55,637	(3)	$17,993

(1)	This schedule includes projects under development through the point the projects become fully operational pursuant to accounting principles generally accepted in the United States (generally defined as one year from the certificate of occupancy date). Single-family residential projects where additional development costs may be incurred are included on a separate schedule in this package. Amounts included in the total cost columns represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status are also estimates and are subject to change as the projects proceed through the development process.

(2)	The Company recorded an impairment charge of $38.9 million on its investment in the venture which owns Terminus 200 in the third quarter of 2009. This amount included all amounts invested to date, plus an accrual for the funding of the Company’s guarantee of the venture’s construction loan and certain other commitments. The Company’s share of remaining costs in this table represents the amount the Company would be required to fund under the loan guarantee and commitments. Leasing could occur in the future where amounts necessary to obtain the lease would require partner contributions. However, there are no such amounts known at this time.

(3)	Terminus 200 is an unconsolidated joint venture and therefore not included as a Project Under Development on the Condensed Consolidated Balance Sheet as of December 31, 2009.

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of December 31, 2009

					Percent Leased
					(Fully Executed)			Economic Occupancy (a)
				Company’s	Prior	Current		Prior	Current
	Metropolitan		Rentable	Ownership	Quarter	Quarter		Quarter	Quarter
Property Description	Area	State	Square Feet	Interest	End	End		End	End

I. OFFICE OPERATING PROPERTIES
191 Peachtree Tower	Atlanta	Georgia	1,219,000	100.00%	70%	75%		68%	69%
Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%		100%	100%
The American Cancer Society Center	Atlanta	Georgia	993,000	100.00%	83%	83%		83%	83%
Terminus 100	Atlanta	Georgia	656,000	100.00%	94%	94%		93%	94%
One Georgia Center (b)	Atlanta	Georgia	376,000	88.50%	99%	95%		99%	95%
Emory University Hospital Midtown Medical Office Tower	Atlanta	Georgia	358,000	50.00%	97%	98%		97%	97%
Ten Peachtree Place	Atlanta	Georgia	260,000	50.00%	92%	94%		92%	94%
Palisades West Building 1	Austin	Texas	216,000	50.00%	100%	100%		100%	100%
The Points at Waterview	Dallas	Texas	203,000	100.00%	97%	93%		96%	93%
Lakeshore Park Plaza (c)	Birmingham	Alabama	196,000	100.00%	97%	95%		97%	95%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	92%	91%		92%	91%
Palisades West Building 2	Austin	Texas	157,000	50.00%	24%	31%		24%	24%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	98%	96%		98%	96%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	95%		100%	95%
200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%		100%	100%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	91%	89%		91%	89%
600 University Park Place (c)	Birmingham	Alabama	123,000	100.00%	100%	97%		100%	97%
Galleria 75	Atlanta	Georgia	112,000	100.00%	56%	57%		54%	57%
Cosmopolitan Center	Atlanta	Georgia	84,000	100.00%	90%	88%		90%	88%
Presbyterian Medical Plaza	Charlotte	North Carolina	69,000	11.50%	78%	78%		78%	78%
8995 Westside Parkway	Atlanta	Georgia	51,000	100.00%	23%	23%		23%	23%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%		100%	100%

Total Office Operating Portfolio			6,889,000			87	%(d)		85%

OFFICE DEVELOPMENT PROPERTY
Terminus 200 (b)	Atlanta	Georgia	565,000	50.00%	9%	9%		9%	9%

Total Office Development Portfolio			565,000

TOTAL OFFICE, OPERATING AND DEVELOPMENT			7,454,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of December 31, 2009

					Percent Leased
					(Fully Executed)		Economic Occupancy (a)
				Company’s	Prior	Current	Prior	Current
	Metropolitan		Rentable	Ownership	Quarter	Quarter	Quarter	Quarter
Property Description	Area	State	Square Feet	Interest	End	End	End	End

II. RETAIL OPERATING PROPERTIES
The Avenue Murfreesboro	Nashville	Tennessee	751,000	50.00%	83%	79%	81%	78%
The Avenue Carriage Crossing (c)	Memphis	Tennessee	511,000	100.00%	91%	92%	82%	89%
The Avenue Forsyth (b)	Atlanta	Georgia	472,000	88.50%	67%	67%	60%	66%
North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	81%	98%	79%	80%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	100%	100%	98%	100%
The Avenue Webb Gin	Atlanta	Georgia	345,000	100.00%	84%	87%	82%	84%
The Avenue Viera	Viera	Florida	332,000	11.50%	94%	94%	92%	94%
The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	85%	83%	85%	83%
Tiffany Springs MarketCenter (b)	Kansas City	Missouri	249,000	88.50%	75%	75%	75%	74%
The Avenue East Cobb	Atlanta	Georgia	230,000	11.50%	97%	95%	93%	95%
San Jose MarketCenter	San Jose	California	213,000	100.00%	97%	99%	96%	97%
The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	94%	96%	94%	96%
Viera MarketCenter	Viera	Florida	178,000	11.50%	95%	95%	95%	95%
Los Altos MarketCenter	Long Beach	California	157,000	10.32%	75%	75%	75%	59%

TOTAL RETAIL OPERATING PROPERTIES			4,655,000			84%		82%

III. INDUSTRIAL OPERATING PROPERTIES
King Mill Distribution Park — Building 3	Atlanta	Georgia	796,000	75.00%	65%	85%	65%	65%
Lakeside Ranch Business Park — Building 20 (c)	Dallas	Texas	749,000	100.00%	48%	48%	48%	48%
Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	0%	0%	0%	0%

TOTAL INDUSTRIAL OPERATING PROPERTIES			2,004,000			51%		44%

TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,113,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of December 31, 2009

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,454,000	6,039,000	60%	87%
Retail	4,655,000	2,315,000	23%	84%
Industrial	2,004,000	1,690,000	17%	51%

TOTAL	14,113,000	10,044,000	100%

SUMMARY BY STATE
Georgia	8,568,000	6,613,000	66%	79%
Texas	1,325,000	1,139,000	11%	59%
Tennessee	1,262,000	887,000	9%	86%
North Carolina	1,134,000	540,000	5%	100%
Alabama	319,000	319,000	3%	96%
California	370,000	229,000	2%	97%
Missouri	249,000	220,000	2%	75%
Florida	510,000	58,000	1%	94%
Virginia	376,000	39,000	1%	100%

	14,113,000	10,044,000	100%

(a)	Economic Occupancy represents the percentage of a property’s square footage where rental revenue is being recognized. It excludes leases that are executed but whose term has not commenced.

(b)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(c)	These properties are shown as 100% owned by the Company; however, they are owned in a joint venture with a third party who may receive a participation in operations and/or on sale of the property depending upon achievement of certain thresholds.

(d)	Palisades West Building 2 was considered a Development Property as of the prior quarter end and was not included in this percentage in that or any prior periods.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Fourth Quarter 2009 vs			12 Months
	Third Quarter 2009			2009 vs 2008
	Office	Retail	Total	Office	Retail	Total

Rental Property Revenues (1) less Operating Expenses	-7.8%	2.2%	-4.0%	-2.8%	-10.9%	-6.4%

Cash Basis Rental Property Revenues (2) less Operating Expenses	-8.6%	1.8%	-4.6%	-3.7%	-11.0%	-6.9%

Note:	The following properties are included in the same property portfolio:

Office

Gateway Village	100 Northpoint Center East
The American Cancer Society Center	600 University Park Place
One Georgia Center	Galleria 75
Emory University Hospital Midtown Medical Office Tower	Cosmopolitan Center
Ten Peachtree Place	Presbyterian Medical Plaza
The Points at Waterview	8995 Westside Parkway
Lakeshore Park Plaza	Inhibitex
Meridian Mark Plaza	191 Peachtree Tower (4Q to 3Q only)
555 Northpoint Center East	Terminus 100 (4Q to 3Q only)
333 Northpoint Center East	Palisades West Building 1 (4Q to 3Q only)
200 Northpoint Center East

Retail

The Avenue Carriage Crossing	San Jose MarketCenter
North Point MarketCenter	The Avenue Peachtree City
Greenbrier MarketCenter	Viera MarketCenter
The Avenue Webb Gin	Los Altos MarketCenter
The Avenue Viera	The Avenue Murfreesboro (4Q to 3Q only)
The Avenue West Cobb	The Avenue Forsyth (4Q to 3Q only)
The Avenue East Cobb	Tiffany Springs MarketCenter (4Q to 3Q only)

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2009
OFFICE
As of December 31, 2009, the Company’s office portfolio included 22 commercial office buildings, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately seven years as of December 31, 2009. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2019 &
	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring	181,190	466,219	213,348	514,632	280,820	339,659	719,907	451,364	218,379	1,590,406	4,975,924
% of Leased Space	4%	9%	4%	10%	6%	7%	15%	9%	4%	32%	100%
Annual Contractual Rent (000’s) (1)	$2,528	$5,651	$3,126	$8,875	$4,954	$6,309	$13,202	$10,928	$5,914	$32,882	$94,369
Annual Contractual Rent/Sq. Ft. (1)	$13.95	$12.12	$14.65	$17.25	$17.64	$18.57	$18.34	$24.21	$27.08	$20.68	$18.97

Wholly Owned:
Square Feet Expiring	176,022	454,653	169,407	363,165	254,269	316,415	178,568	369,541	199,431	1,209,207	3,690,678 (2)
% of Leased Space	5%	12%	5%	10%	7%	8%	5%	10%	5%	33%	100%
Annual Contractual Rent (000’s) (1)	$2,439	$5,476	$2,315	$6,032	$4,335	$5,991	$3,181	$8,859	$5,363	$26,232	$70,223
Annual Contractual Rent/Sq. Ft. (1)	$13.85	$12.04	$13.66	$16.61	$17.05	$18.93	$17.81	$23.97	$26.89	$21.69	$19.03

Joint Venture:
Square Feet Expiring	7,296	25,094	116,146	288,432	51,558	33,364	1,079,059	163,646	36,068	535,650	2,336,313 (3)
% of Leased Space	0%	1%	5%	12%	2%	2%	46%	7%	2%	23%	100%
Annual Contractual Rent (000’s) (1)	$129	$392	$2,236	$5,537	$1,228	$512	$20,005	$4,138	$1,082	$10,826	$46,085
Annual Contractual Rent/Sq. Ft. (1)	$17.64	$15.61	$19.25	$19.20	$23.82	$15.34	$18.54	$25.29	$30.00	$20.21	$19.73

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of December 31, 2009 out of approximately 4,388,000 total rentable square feet.

(3)	Rentable square feet leased as of December 31, 2009 out of approximately 2,501,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2009
RETAIL
As of December 31, 2009, the Company’s retail portfolio included 14 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of December 31, 2009. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019 & Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	78,671	83,363	80,765	55,076	47,906	99,678	339,023	183,964	330,123	638,100	1,936,669
% of Leased Space	4%	4%	4%	3%	2%	5%	19%	9%	17%	33%	100%
Annual Contractual Rent (000’s) (2)	$908	$2,220	$1,791	$1,393	$1,146	$2,478	$8,796	$5,419	$7,641	$10,824	$42,616
Annual Contractual Rent/Sq. Ft. (2)	$11.54	$26.63	$22.17	$25.29	$23.93	$24.86	$25.94	$29.46	$23.15	$16.96	$22.00

Wholly Owned:
Square Feet Expiring (1)	34,343	59,176	46,259	15,422	10,529	48,478	312,049	137,757	64,357	249,686	978,056 (3)
% of Leased Space	3%	6%	5%	2%	1%	5%	32%	14%	7%	25%	100%
Annual Contractual Rent (000’s) (2)	$492	$1,820	$1,080	$403	$278	$1,421	$8,204	$4,438	$1,721	$3,178	$23,035
Annual Contractual Rent/Sq. Ft. (2)	$14.33	$30.75	$23.36	$26.10	$26.36	$29.31	$26.29	$32.21	$26.74	$12.73	$23.55

Joint Venture:
Square Feet Expiring (1)	197,500	227,956	296,289	169,424	201,814	306,468	194,096	238,163	443,543	799,327	3,074,580 (4)
% of Leased Space	6%	7%	10%	6%	7%	10%	6%	8%	14%	26%	100%
Annual Contractual Rent (000’s) (2)	$2,912	$3,691	$5,896	$4,327	$4,466	$6,207	$3,885	$5,068	$9,848	$12,781	$59,081
Annual Contractual Rent/Sq. Ft. (2)	$14.75	$16.19	$19.90	$25.54	$22.13	$20.25	$20.02	$21.28	$22.20	$15.99	$19.22

(1)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of December 31, 2009 out of approximately 1,069,000 total gross leasable area.

(4)	Gross leasable area leased as of December 31, 2009 out of approximately 3,586,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2009
INDUSTRIAL
As of December 31, 2009, the Company’s industrial portfolio included three buildings. The weighted average remaining lease term of these properties was approximately four years as of December 31, 2009. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	2015	Total
Company’s % share of Joint Venture Properties:
Square Feet Expiring	355,621	508,050	863,671
% of Leased Space	41%	59%	100%
Annual Contractual Rent (000’s) (1)	$1,149	$1,471	$2,620
Annual Contractual Rent/Sq. Ft. (1)	$3.23	$2.90	$3.03

Joint Venture:
Square Feet Expiring	355,621	677,400	1,033,021 (2)
% of Leased Space	34%	66%	100%
Annual Contractual Rent (000’s) (1)	$1,149	$1,962	$3,111
Annual Contractual Rent/Sq. Ft. (1)	$3.23	$2.90	$3.01

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of December 31, 2009 out of approximately 2,004,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET OF TOTAL PORTFOLIO
As of December 31, 2009

			Percentage of Total Portfolio at
Tenant (1)		Product Type	the Company's Share (2)	Average Remaining Lease Term (Years)

1.	Bank of America (3)	Office	5.5%	7.0
2.	Briggs & Stratton Corporation	Industrial	5.2%	5.2
3.	HD Supply	Industrial	3.6%	2.4
4.	Deloitte & Touche	Office	3.2%	14.4
5.	American Cancer Society	Office	2.8%	12.5
6.	Georgia Department of Transportation	Office	2.7%	9.6
7.	Internap Network Services	Office	1.2%	10.3
8.	AGL Services Company	Office	1.2%	3.3
9.	MedAssets Net Revenue Systems, LLC	Office	1.1%	5.2
10.	Dimensional Fund Advisors	Office	1.1%	13.8
11.	Bombardier Aerospace Corporation	Office	1.0%	3.2
12.	US South Communications	Office	1.0%	1.4
13.	Georgia Lottery Corporation	Office	1.0%	13.5
14.	Barnes & Noble	Retail	1.0%	7.0
15.	Turner Broadcasting System, Inc.	Office	0.9%	1.4
16.	CB Richard Ellis	Office	0.9%	9.5
17.	Emory University	Office	0.8%	7.0
18.	Citigroup	Office	0.7%	8.8
19.	The Gap Inc.	Retail	0.7%	2.0
20.	Premiere Global Services, Inc.	Office	0.7%	8.7
21.	Limited Brands	Retail	0.7%	7.3
22.	KIDS II, Inc.	Office	0.7%	6.1
23.	Best Buy	Retail	0.6%	5.0
24.	PetSmart	Retail	0.6%	7.3
25.	Northside Hospital	Office	0.6%	5.0

	Total leased square feet of Top 25 Largest Tenants		39.5%	7.4

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of all office, retail and industrial properties, whether operating, under development or in the lease-up stage.

(3)	The Company’s economic exposure for this tenant is limited through a joint venture arrangement to a fixed return of approximately $1.2 million per year.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of December 31, 2009

		Company's	Developable			Cost
		Ownership	Land Area		Year	Basis
Description and Location	Zoned Use	Interest	(Acres)		Acquired	($000) (1)

CONSOLIDATED

Round Rock Land
Austin, TX	Retail and Commercial	100%	60		2005	$17,115

King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100%	130	(2)	2005	17,092

Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100%	172	(2)	2006	13,770

Terminus
Atlanta, GA	Mixed Use	100%	4		2005	12,709

615 Peachtree Street
Atlanta, GA	Mixed Use	100%	2		1996	12,492

Land Adjacent to The Avenue Forsyth
Suburban Atlanta, GA	Retail	94% (3)	15		2007	10,446

Lakeside Ranch Business Park
Dallas, TX	Industrial and Commercial	100% (4)	48		2006	9,818

Blalock Lakes
Suburban Atlanta, GA	Residential	100%	1,205		2008	9,650

549 / 555 / 557 Peachtree Street
Atlanta, GA	Mixed Use	100%	1		2004 / 2009	8,794

Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187		2004	5,342

Research Park V
Austin, TX	Commercial	100%	6		1998	4,924

Lancaster
Dallas, TX	Industrial	100% (4)	47		2007	4,844

Glenmore Garden Villas (5)
Suburban Charlotte, NC	Multi-Family	50%	16		2007	3,774

North Point
Suburban Atlanta, GA	Mixed Use	100%	28		1970-1985	2,553

Land Adjacent to The Avenue Carriage Crossing
Suburban Memphis, TN	Retail	100%	2		2004	1,969

Wildwood Office Park
Suburban Atlanta, GA	Mixed Use	100%	23		1971-1989	995

Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Retail	100%	2		2005	946

TOTAL CONSOLIDATED LAND HELD						$137,233

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of December 31, 2009

		Company's	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000) (1)

JOINT VENTURES

TEMCO ASSOCIATES, LLC TRACTS:

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	5,518	2005	$13,158

Happy Valley
Suburban Atlanta, GA	Residential	50%	228	2003	1,654

Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%	112	2002-2005	—	(6)

CL REALTY, L.L.C. TRACTS:

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,545

Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%	363	2002	—	(6)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%	138	2002	—	(6)

Waterford Park
Rosenberg, TX	Commercial	50%	37	2005	—	(6)

Village Park
McKinney, TX	Residential	50%	2	2003-2005	—	(6)

OTHER JOINT VENTURES:

Land Adjacent to The Avenue Murfreesboro
Suburban Nashville, TN	Retail	50%	8	2006	5,028

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	36	1971-1989	21,222

Total Acres			9,405

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(2)	A third party has the option to purchase certain tracts aggregating approximately 145 acres through June 30, 2011, under certain circumstances, and is obligated to purchase certain other tracts aggregating approximately 89 acres on or before March 31, 2010.

(3)	Ownership percentage reflects blended ownership. A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(4)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(5)	This project contains two completed townhomes, four partially completed townhomes and 12 ready to build pads, as well as land available for an additional 53 townhome units. The Company consolidated the Glenmore Garden Villas entity in September 2009 and recorded the full balance of land at fair market value. This project is under contract to sell, with a closing expected in the first half of 2010.

(6)	These residential communities have adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The cost basis of these tracts and the lot inventory are included on the Inventory of Residential Lots schedule.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of December 31, 2009

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)

Cousins Real Estate Corporation (Consolidated)

The Lakes at Cedar Grove	2001	14	906	73	—	—	702	204	$5,098
Fulton County
Suburban Atlanta, GA
Callaway Gardens (50% owned) (4) (5)	2006	10	559	119	5	8	20	539	15,847
Harris County
Pine Mountain, GA
Blalock Lakes (5)	2006	14	154	86	1	1	17	137	38,042
Coweta County
Suburban Atlanta, GA
Longleaf at Callaway (5)	2002	9	138	13	—	1	125	13	381
Harris County
Pine Mountain, GA
River’s Call	1999	12	107	13	—	—	94	13	572
East Cobb County
Suburban Atlanta, GA
Tillman Hall	2008	4	29	25	—	4	4	25	2,885
Gwinnett County
Suburban Atlanta, GA

Total consolidated			1,893	329	6	14	962	931	62,825

Temco Associates, LLC (50% owned) (6)

Bentwater	1998	13	1,676	5	—	—	1,671	5	18
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	21	1,385	259	—	—	288	1,097	23,483
Paulding County
Suburban Atlanta, GA
Seven Hills	2003	12	1,077	333	—	—	634	443	16,785
Paulding County
Suburban Atlanta, GA
Harris Place	2004	8	27	9	—	—	18	9	649
Paulding County
Suburban Atlanta, GA

Total Temco			4,165	606	—	—	2,611	1,554	40,935

CL Realty, L.L.C. (50% owned) (6)

Summer Creek Ranch	2003	21	2,568	187	—	—	796	1,772	22,981
Tarrant County
Fort Worth, TX
Long Meadow Farms (37.5% owned)	2003	12	2,106	151	1	4	607	1,499	17,305
Fort Bend County
Houston, TX
Bar C Ranch	2004	20	1,199	122	16	16	192	1,007	7,953
Tarrant County
Fort Worth, TX
Summer Lakes	2003	15	1,123	177	—	—	325	798	7,269
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of December 31, 2009

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)

CL Realty, L.L.C., continued

Southern Trails (80% owned)	2005	11	1,027	135	8	52	372	655	$20,288
Brazoria County
Pearland, TX
Village Park	2003	12	560	17	—	—	339	221	7,053
Collin County
McKinney, TX
Waterford Park	2005	7	493	—	—	—	—	493	8,396
Fort Bend County
Rosenberg, TX
Manatee River Plantation	2003	10	457	109	—	—	348	109	2,604
Manatee County
Tampa, FL
Stonewall Estates (50% owned)	2005	9	381	32	8	52	220	161	6,808
Bexar County
San Antonio, TX
Stillwater Canyon	2003	11	335	6	—	—	225	110	2,324
Dallas County
DeSoto, TX
Creekside Oaks	2003	10	301	176	—	—	125	176	4,431
Manatee County
Bradenton, FL
Village Park North	2005	10	189	8	—	4	71	118	2,324
Collin County
McKinney, TX
Bridle Path Estates	2004	10	87	—	—	—	—	87	3,152
Hillsborough County
Tampa, FL
West Park	2005	8	84	—	—	—	21	63	5,298
Cobb County
Suburban Atlanta, GA

Total CL Realty			10,910	1,120	33	128	3,641	7,269	118,186

Total			16,968	2,055	39	142	7,214	9,754	$221,946

Company Share of Total			8,122	1,031	17	55	3,760	4,362	$122,388

Company Weighted Average Ownership			48%	50%	44%	39%	52%	45%	55%

(1)	This estimate represents the total projected development capacity for a development on owned land. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held schedule.

(3)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(4)	Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of December 31, 2009, 126 houses have been sold by this venture.

(6)	The Company owns 50% of Temco Associates, LLC and CL Realty, L.L.C. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF MULTI-FAMILY UNITS HELD FOR SALE
As of December 31, 2009

	Total
	Units	Units Sold	Units Sold	Total	Remaining	Cost
	Developed /	in Current	Year to	Units	Units to be	Basis
	Purchased	Quarter	Date	Sold	Sold	($000)

10 Terminus Place (1)	137	35	42	55	82	$25,803
Atlanta, GA

60 North Market (2)	28	23	24	24	4	2,701
Asheville, NC

The Brownstones at Habersham (3)	14	—	14	14	—	—
Atlanta, GA

TOTAL CONSOLIDATED MULTI-FAMILY UNITS	179	58	80	93	86	$28,504

(1)	The total units sold does not include four units that closed but do not qualify as a sale pursuant to accounting rules.

(2)	The Company had a mezzanine loan on 28 completed multi-family units and 9,224 square feet of for-sale retail space in downtown Asheville, North Carolina. The owner defaulted on the loan and the Company acquired the property in settlement of the loan in the third quarter of 2009. Units sold to-date are from that date forward, not from commencement of the project. During the fourth quarter of 2009, the commercial space was divided into four units and one unit was sold.

(3)	The Company sold the five undeveloped lots at this townhome development during the fourth quarter of 2009.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF DECEMBER 31,2009
($ in thousands)

					Rate		Company’s		Company’s	Total	Weighted
	Total	Ownership	Maturity		End of		Share		Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date		Quarter		Recourse		Non-Recourse (1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.75%-1.25%)	$40,000	100%	8/29/2011	(2)	3.85	%(3)	$40,000		$—	$40,000
UNSECURED TERM LOAN	100,000	100%	8/29/2012		6.06	%(4)	100,000			100,000
TERMINUS 100 (INTEREST ONLY)	180,000	100%	10/1/2012		6.13%		5,000		175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (5)	136,000	100%	9/1/2017		6.45%				136,000	136,000
333/555 NORTH POINT CENTER EAST	27,287	100%	11/1/2011		7.00%		27,287			27,287
100/200 NORTH POINT CENTER EAST (INTEREST ONLY UNTIL 7/1/2010)	25,000	100%	6/1/2012		5.39%				25,000	25,000
MERIDIAN MARK PLAZA	22,279	100%	9/1/2010		8.27%				22,279	22,279
LAKESHORE PARK PLAZA	17,903	100%	8/1/2012		5.89%				17,903	17,903
THE POINTS AT WATERVIEW	17,024	100%	1/1/2016		5.66%				17,024	17,024
600 UNIVERSITY PARK	12,536	100%	8/10/2011		7.38%				12,536	12,536
HANDY ROAD ASSOCIATES (PRIME + 0.5%)	3,340	50%	3/31/2010		3.75%				3,340	3,340
GLENMORE GARDEN VILLAS (LIBOR + 2.25%) ($13.5MM CONSTRUCTION LOANS)	8,674	50%	10/3/2010		2.48%		6,750	(6)	1,924	8,674
VARIOUS	165	100%	VARIOUS		VARIOUS				165	165

TOTAL CONSOLIDATED	590,208				6.05%		179,037		411,171	590,208	3.7

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	113,476	50%	7/20/2010	(2)	1.38%		26,220		30,518	56,738
TERMINUS 200 LLC (LIBOR + 1.65%) ($138MM CONSTRUCTION LOAN)	76,762	50%	6/6/2011	(2)	1.88%		17,250		21,131	38,381
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	49,710	50%	6/1/2013		5.90%				24,855	24,855
THE AVENUE EAST COBB	35,451	11.5%	8/1/2010		8.39%				4,077	4,077
TEN PEACHTREE PLACE	27,341	50%	4/1/2015		5.39%				13,671	13,671
PINE MOUNTAIN BUILDERS (PRIME)	1,834	50%	6/11/2011		3.25%				917	917
TEMCO:
BENTWATER LINKS	3,061	50%	5/23/2012		6.73%				1,531	1,531
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	1,412	50%	8/22/2010		4.75%				706	706
WATERFORD PARK (PRIME + 1.5%)	1,263	50%	5/8/2010		4.75%				632	632
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	893	50%	3/28/2011		2.48%				447	447

TOTAL UNCONSOLIDATED	311,203				3.00%		43,470		98,485	141,955	1.8

TOTAL ADJUSTED DEBT	$901,411				5.46%		$222,507		$509,656	$732,163	3.3

INVESTMENT ENTITY DEBT (7)
CHARLOTTE GATEWAY VILLAGE	$110,101	50%	12/1/2016		6.41%		$—		$55,051	$55,051
CL REALTY:
STONEWALL ESTATES (PRIME)	195	25%	5/31/2010		3.25%				49	49

TOTAL INVESTMENT ENTITY DEBT	110,296				6.25%		—		55,100	55,100	6.6

TOTAL	$1,011,707				5.51%		$222,507		$564,756	$787,263	3.5

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	This loan may be extended at the venture’s option for one year, provided certain conditions are met.

(3)	The Company entered into two interest rate swaps that effectively fixed the interest rate on two $75 million tranches of the Company’s LIBOR-based floating rate debt at 2.995% and 2.69%, plus the applicable spreads. In October 2009, the Company terminated one of the swaps for a payment of $1.8 million and reduced the notational amount of the other swap to $40 million for a payment of $959,000. Concurrently the Company repaid $110 million of the Corporate Credit Facility outstanding balance. The rate at the end of the quarter represents the swapped rate plus 0.85%.

(4)	The interest rate on this instrument is LIBOR plus 0.70% to 1.20%. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents the swap rate plus 1.05%.

(5)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(6)	The Company consolidated the Glenmore Garden Villas entity in September 2009 and recorded the full balance outstanding under the loan as its obligation.

(7)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Fourth Quarter 2009 Compared to Third Quarter 2009
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	Q3 2009	Q4 2009	%Change	Q3 2009	Q4 2009	%Change	Q3 2009	Q4 2009	%Change	Q3 2009	Q4 2009	Q3 2009	Q4 2009

RENTAL PROPERTY REVENUES	$43,541	$41,585		$24,322	$23,854		$67,863	$65,439		$1,562	$1,464	$69,425	$66,903

RENTAL PROPERTY OPERATING EXPENSES	17,786	17,844		8,683	7,876		26,469	25,720		806	795	27,275	26,515

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$25,755	$23,741	-7.8%	$15,639	$15,978	2.2%	$41,394	$39,719	-4.0%	$756	$669	$42,150	$40,388

RENTAL PROPERTY REVENUES	$43,541	$41,585		$24,322	$23,854		$67,863	$65,439		$1,562	$1,464	$69,425	$66,903
Less: STRAIGHT-LINE RENTS	1,365	1,437		571	639		1,936	2,076		26	293	1,962	2,369
AMORTIZATION OF LEASE INDUCEMENTS	(284)	(283)		6	0		(278)	(283)		(10)	(10)	(288)	(293)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(20)	7		0	0		(20)	7		0	0	(20)	7

CASH BASIS RENTAL PROPERTY REVENUES (1)	42,480	40,424		23,745	23,215		66,225	63,639		1,546	1,181	67,771	64,820

RENTAL PROPERTY OPERATING EXPENSES	17,786	17,844		8,683	7,876		26,469	25,720		806	795	27,275	26,515

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$24,694	$22,580	-8.6%	$15,062	$15,339	1.8%	$39,756	$37,919	-4.6%	$740	$386	$40,496	$38,305

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$43,541	$41,585		$24,322	$23,854		$67,863	$65,439		$1,562	$1,464	$69,425	$66,903
RENTAL PROPERTY OPERATING EXPENSES	17,786	17,844		8,683	7,876		26,469	25,720		806	795	27,275	26,515

	$25,755	$23,741		$15,639	$15,978		$41,394	$39,719		$756	$669	$42,150	$40,388

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$21,230	$19,862
DISCONTINUED OPERATIONS (3)												3	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												4,916	4,904

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												26,149	24,766
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												16,001	15,622

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$42,150	$40,388

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Twelve Months 2009 Compared to Twelve Months 2008
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	12M 2008	12M 2009	%Change	12M 2008	12M 2009	%Change	12M 2008	12M 2009	%Change	12M 2008	12M 2009	12M 2008	12M 2009

RENTAL PROPERTY REVENUES	$116,891	$115,898		$80,007	$74,912		$196,898	$190,810		$64,218	$81,539	$261,116	$272,349

RENTAL PROPERTY OPERATING EXPENSES	45,857	46,847		24,129	25,120		69,986	71,967		23,334	33,916	93,320	105,883

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$71,034	$69,051	-2.8%	$55,878	$49,792	-10.9%	$126,912	$118,843	-6.4%	$40,884	$47,623	$167,796	$166,466

RENTAL PROPERTY REVENUES	$116,891	$115,898		$80,007	$74,912		$196,898	$190,810		$64,218	$81,539	$261,116	$272,349
Less: STRAIGHT-LINE RENTS	827	1,473		1,187	1,096		2,014	2,569		7,916	6,562	9,930	9,131
AMORTIZATION OF LEASE INDUCEMENTS	(204)	(215)		150	146		(54)	(69)		(762)	(749)	(816)	(818)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	18	17		0	0		18	17		(3,485)	(68)	(3,467)	(51)

CASH BASIS RENTAL PROPERTY REVENUES (1)	116,250	114,623		78,670	73,670		194,920	188,293		60,549	75,794	255,469	264,087

RENTAL PROPERTY OPERATING EXPENSES	45,857	46,847		24,129	25,120		69,986	71,967		23,334	33,916	93,320	105,883

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$70,393	$67,776	-3.7%	$54,541	$48,550	-11.0%	$124,934	$116,326	-6.9%	$37,215	$41,878	$162,149	$158,204

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$116,891	$115,898		$80,007	$74,912		$196,898	$190,810		$64,218	$81,539	$261,116	$272,349
RENTAL PROPERTY OPERATING EXPENSES	45,857	46,847		24,129	25,120		69,986	71,967		23,334	33,916	93,320	105,883

	$71,034	$69,051		$55,878	$49,792		$126,912	$118,843		$40,884	$47,623	$167,796	$166,466

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$90,787	$83,224
DISCONTINUED OPERATIONS (3)												(611)	(4)
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												14,879	19,636

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												105,055	102,856
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												62,741	63,610

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$167,796	$166,466

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

(A)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	8,422	12,355	18,145	5,573	5,380	3,944	1,087	15,984	676	718	1,884	1,881	5,159
	SECOND GENERATION BUILDING IMPROVEMENTS	1,017	1,066	834	1,363	2,995	1,066	2,624	8,048	2,855	3,030	182	2,458	8,525

		9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531	3,748	2,066	4,339	13,684

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	7,820	9,332	18,130	5,573	5,380	3,944	1,087	15,984	676	705	656	707	2,744
	SECOND GENERATION BUILDING IMPROVEMENTS	1,015	1,066	834	1,363	2,995	1,066	2,624	8,048	2,855	3,030	182	2,458	8,525

		8,835	10,398	18,964	6,936	8,375	5,010	3,711	24,032	3,531	3,735	838	3,165	11,269

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	602	3,023	15	0	0	0	0	0	0	13	1,228	1,174	2,415
	SECOND GENERATION BUILDING IMPROVEMENTS	2	0	0	0	0	0	0	0	0	0	0	0	0

		604	3,023	15	0	0	0	0	0	0	13	1,228	1,174	2,415

	TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531	3,748	2,066	4,339	13,684

(B)	ADJUSTED DEBT:

	CONSOLIDATED DEBT	467,516	315,149	676,189	793,882	787,506	852,771	942,239	942,239	945,269	943,792	700,700	590,208	590,208
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	148,129	172,085	170,166	173,950	180,379	187,742	196,874	196,874	201,948	204,502	198,501	197,055	197,055

	TOTAL DEBT INCLUDING SHARE OF JV’S	615,645	487,234	846,355	967,832	967,885	1,040,513	1,139,113	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263
	SHARE OF INVESTMENT ENTITY DEBT	(101,085)	(110,718)	(72,873)	(69,627)	(68,745)	(66,989)	(65,160)	(65,160)	(63,166)	(61,501)	(59,639)	(55,100)	(55,100)

	ADJUSTED DEBT	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163

	RECOURSE DEBT	196,824	226,855	205,658	328,106	337,110	392,422	491,603	491,603	502,396	580,939	334,658	222,507	222,507
	NON-RECOURSE DEBT	317,736	149,661	567,824	570,099	562,030	581,102	582,350	582,350	581,655	505,854	504,904	509,656	509,656

	ADJUSTED DEBT	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163

(C)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

	OFFICE CONSOLIDATED PROPERTIES	26,024	30,065	45,738	15,323	16,232	16,492	17,683	65,730	13,742	15,207	15,143	13,137	57,229
	RETAIL CONSOLIDATED PROPERTIES	17,366	20,402	18,736	5,041	5,534	6,869	6,140	23,584	6,130	6,334	5,702	6,231	24,397
	INDUSTRIAL CONSOLIDATED PROPERTIES	0	405	1,949	465	359	384	334	1,542	355	369	400	444	1,568
	OTHER RENTAL OPERATIONS — CONSOLIDATED	1,023	203	82	39	(8)	(49)	(51)	(69)	(31)	26	(15)	50	30

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES — CONSOLIDATED	44,413	51,075	66,505	20,868	22,117	23,696	24,106	90,787	20,196	21,936	21,230	19,862	83,224

	RENTAL PROPERTY REVENUES	72,402	85,032	112,645	34,307	36,700	38,337	38,050	147,394	37,509	37,095	38,632	36,553	149,789
	RENTAL PROPERTY OPERATING EXPENSES	(27,988)	(33,955)	(46,139)	(13,439)	(14,583)	(14,641)	(13,944)	(56,607)	(17,313)	(15,159)	(17,402)	(16,691)	(66,565)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	44,414	51,077	66,506	20,868	22,117	23,696	24,106	90,787	20,196	21,936	21,230	19,862	83,224

(D)	INCOME FROM DISCONTINUED OPERATIONS:
	RENTAL PROPERTY REVENUES	28,132	23,766	836	3	6	6	20	35	(5)	0	3	0	(2)
	LEASE TERMINATION FEES & OTHER INCOME	302	3,155	112	2	0	0	20	22	0	0	0	0	0
	RENTAL PROPERTY OPERATING EXPENSES	(12,078)	(10,257)	(1,516)	(238)	(173)	(299)	42	(668)	(2)	0	0	0	(2)

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	16,356	16,664	(568)	(233)	(167)	(293)	82	(611)	(7)	0	3	0	(4)
	INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
	MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	0	0	0	0	0	0	0
	PROVISION FOR INCOME TAXES	(126)	(2)	0	0	0	0	0	0	0	0	0	0	0
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(25)	(7)	(6)	(6)	0	(19)	0	0	0	0	0

	FUNDS FROM OPERATIONS	16,230	16,662	(593)	(240)	(173)	(299)	82	(630)	(7)	0	3	0	(4)

	DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,316)	(12,866)	(821)	(167)	(168)	(132)	0	(467)	0	0	0	0	0

	INCOME FROM DISCONTINUED OPERATIONS	5,914	3,796	(1,414)	(407)	(341)	(431)	82	(1,097)	(7)	0	3	0	(4)

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

(E)	CONSOLIDATED RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
	CONSOLIDATED:
	RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
	OUTPARCEL SALES	7,004	6,788	3,000	1,600	0	3,250	0	4,850	1,800	2,775	1,100	0	5,675
	LOT SALES	14,929	10,497	6,949	144	1,255	497	247	2,143	748	553	50	395	1,746

	TOTAL RESIDENTIAL AND OUTPARCEL SALES	21,933	17,285	9,949	1,744	1,255	3,747	247	6,993	2,548	3,328	1,150	395	7,421

	RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
	OUTPARCEL COST OF SALES	5,637	5,132	1,983	845	(25)	1,699	(59)	2,460	1,218	1,650	929	(39)	3,758
	LOT COST OF SALES	10,767	7,620	5,825	101	857	218	140	1,316	512	373	50	330	1,265

	TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	16,404	12,752	7,808	946	832	1,917	81	3,776	1,730	2,023	979	291	5,023

	OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	11,867	8,184	0	415	956	36	1,407	113	0	0	(55)	58
	TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96	746	349	(6)	1,185

	OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET -WHOLLY OWNED	21,012	18,881	15,302	4,534	5,579	3,161	554	13,828	1,027	2,051	520	43	3,641

	SUMMARY — CONSOLIDATED:
	OUTPARCEL SALES NET OF COS — WHOLLY OWNED	1,367	1,656	1,017	755	25	1,551	59	2,390	582	1,125	171	39	1,917
	OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	11,867	8,184	0	415	956	36	1,407	113	0	0	(55)	58
	TRACT SALES NET OF COS — WHOLLY OWNED	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96	746	349	(6)	1,185
	LOT SALES NET OF COS — WHOLLY OWNED	4,162	2,877	1,124	43	398	279	107	827	236	180	0	65	481

	TOTAL WHOLLY OWNED SALES, NET	21,012	18,881	15,302	4,534	5,579	3,161	554	13,828	1,027	2,051	520	43	3,641

	JOINT VENTURES:
	RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
	LOT SALES	41,232	38,676	8,718	1,074	1,059	436	1,170	3,739	790	1,835	859	674	4,158
	TRACT SALES	6,218	14,235	1,355	0	931	2,660	567	4,158	617	0	5	36	658

	TOTAL RESIDENTIAL LOT AND TRACT SALES	47,450	52,911	10,073	1,074	1,990	3,096	1,737	7,897	1,407	1,835	864	710	4,816

	RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
	LOT COST OF SALES	30,753	30,459	6,896	953	822	254	915	2,944	695	1,625	648	659	3,627
	TRACT COST OF SALES	2,828	7,560	704	0	0	965	1	966	382	0	1	11	394

	TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	33,581	38,019	7,600	953	822	1,219	916	3,910	1,077	1,625	649	670	4,021

	RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	13,869	14,892	2,473	121	1,168	1,877	821	3,987	330	210	215	40	795

	SUMMARY — JOINT VENTURES:
	LOT SALES LESS COST OF SALES	10,479	8,217	1,822	121	237	182	255	795	95	210	211	15	531
	TRACT SALES LESS COST OF SALES	3,390	6,675	651	0	931	1,695	566	3,192	235	0	4	25	264

	RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	13,869	14,892	2,473	121	1,168	1,877	821	3,987	330	210	215	40	795

	TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	34,881	33,773	17,775	4,655	6,747	5,038	1,375	17,815	1,357	2,261	735	83	4,436

(F)	MULTI-FAMILY SALES AND COST OF SALES:
	CONSOLIDATED:
	MULTI-FAMILY SALES — CONSOLIDATED:
	MULTI-FAMILY SALES	11,233	23,134	20	0	0	5,459	2,985	8,444	0	1,185	9,228	20,428	30,841
	MULTI-FAMILY COST OF SALES	(9,405)	(19,403)	124	0	0	(4,715)	(2,615)	(7,330)	0	(1,185)	(7,372)	(17,072)	(25,629)

	MULTI-FAMILY SALES — CONSOLIDATED, NET	1,828	3,731	144	0	0	744	370	1,114	0	0	1,856	3,356	5,212

	JOINT VENTURES:
	MULTI-FAMILY SALES — JOINT VENTURES:
	MULTI-FAMILY SALES	26,127	56,734	(66)	3,321	6,171	12,239	1,560	23,291	0	0	0	175	175
	MULTI-FAMILY COST OF SALES	(19,098)	(46,562)	(3,261)	(3,122)	(5,976)	(10,976)	(1,073)	(21,147)	0	0	0	(116)	(116)
	OTHER, NET	153	171	3,142	451	(422)	(290)	9	(252)	(1)	2	0	55	56

	MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	7,182	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	114	115

	TOTAL MULTI-FAMILY FFO	9,010	14,074	(41)	650	(227)	1,717	866	3,006	(1)	2	1,856	3,470	5,327

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD

(G)	INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
	OFFICE PROPERTIES	23,173	18,629	7,006	1,779	1,834	1,804	2,056	7,473	2,925	3,077	3,074	2,975	12,051
	RETAIL PROPERTIES	1,664	6,215	4,822	1,741	1,734	1,877	2,054	7,406	1,913	1,901	1,842	1,929	7,585

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES — CONSOLIDATED	24,837	24,844	11,828	3,520	3,568	3,681	4,110	14,879	4,838	4,978	4,916	4,904	19,636
	RESIDENTIAL LOT AND TRACT SALES, NET OF COST OF SALES	13,869	14,892	2,473	121	1,168	1,877	821	3,987	330	210	215	40	795
	MULTI-FAMILY SALES, NET OF COST OF SALES	7,182	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	114	115
	INTEREST EXPENSE	(2,814)	(3,534)	(3,378)	(1,125)	(1,055)	(1,147)	(1,240)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)
	OTHER EXPENSE	4,804	(248)	(1,252)	1,042	258	(266)	(662)	372	(172)	(589)	(343)	(175)	(1,279)
	IMPAIRMENT LOSS	0	0	0	0	0	0	(347)	(347)	0	(2,619)	(21,563)	0	(24,182)
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(12)	(5)	(25)	(26)	(27)	(1)	(79)	(10)	(14)	(10)	(12)	(46)

	FUNDS FROM OPERATIONS — UNCONSOLIDATED JOINT VENTURES	47,862	46,285	9,481	4,183	3,686	5,091	3,177	16,137	3,940	945	(17,744)	3,962	(8,897)
	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	1,935	135,618	1,186	0	0	0	0	0	28	(16)	0	0	12
	DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,842)	(8,819)	(4,571)	(1,366)	(1,447)	(1,594)	(2,009)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)

	NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	40,955	173,084	6,096	2,817	2,239	3,497	1,168	9,721	1,820	(1,231)	(19,926)	1,698	(17,639)

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s website, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance based in part on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. Also during 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.
     “Leverage Ratio” represents the calculation of Debt to Total Assets, as defined in the Company’s Credit Agreement. Both Debt and Total Assets include the proportionate share of the Company’s unconsolidated entities.
     “Fixed Charges Ratio” represents the ratio of EBITDA, as defined in the Company’s Credit Agreement, to Fixed Charges, as defined. EBITDA generally represents net income before interest, taxes, depreciation and amortization, subject to various adjustments. Fixed Charges generally represents interest expense, preferred dividends and ground lease payments. Both EBITDA and Fixed Charges include the proportionate share of the Company’s unconsolidated entities.